UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 26, 2003 (February 21, 2003)

New Century Equity Holdings Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-28536	74-2781950
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

10101 Reunion Place, Suite 450, San Antonio, Texas	78216
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 302-0444

Item 5. Other Events

        On February 24, 2003, the Company announced the sale of its preferred stock ownership in Tanisys Technology, Inc. to ATE Worldwide LLC.

Item 7. Financial Information, Pro Forma Financial Information and Exhibits

(a)	Financial Information

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Exhibits

Exhibit	Description

99.1	Press Release, dated February 24, 2003

99.2	Press Release, dated February 25, 2003

Item 9. Regulation FD Disclosure

        On February 25, 2003, the Company announced its results of operations for the quarter and year ended December 31, 2002. A copy of the earnings release is attached as Exhibit 99.2.

        The information in this Current Report is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Act of 1934, as amended, and Section 11 of the Securities Act of 1933, as amended, or otherwise subject to the liabilities of those sections. This Current Report will not be deemed an admission by the Company as to the materiality of any information in this report that is not required to be disclosed solely by Item 12. The Company does not undertake a duty to update the information in this Current Report and cautions that the information included in this Current Report is current only as of February 25, 2003 and may change thereafter.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2003	NEW CENTURY EQUITY HOLDINGS CORP. By: /s/ DAVID P. TUSA —————————————— Name: David P. Tusa Title: Executive Vice President, Chief Financial Officer and Corporate Secretary

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INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release, dated February 24, 2003

99.2	Press Release, dated February 25, 2003